UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): November 9, 2005
                                                -------------------------------

                          WHITNEY HOLDING CORPORATION
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)

Louisiana                         0-1026                    72-6017893
--------------------------------------------------------------------------------
(State of                 (Commission File Number)        (IRS Employer
incorporation)                                           Identification No.)

         228 St. Charles Avenue, New Orleans, Louisiana     70130
--------------------------------------------------------------------------------
           (Address of principal executive offices)       (Zip Code)

                                 (504) 586-7272
--------------------------------------------------------------------------------
              (Registrant's telephone number, including area code)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[   ] Written communications pursuant to Rule 425 under the Securities Act (17
      CFR 230-.425)

[   ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
      CFR 240.14a-12)

[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the
      Exchange Act (17 CFR 240.14d-2(b))

[   ] Pre-commencement communications pursuant to Rule 13e-4(c) under the
      Exchange Act (17 CFR 240.13e-4(c))

Item 2.02         Results of Operations and Financial Condition

         On November 9, 2005, Whitney Holding Corporation issued a news release announcing its financial results for the quarter ended September 30, 2005 (the "News Release"). The News Release is attached as exhibit 99.1 to this report and incorporated herein by reference.

Item 9.01         Financial Statement and Exhibits.

         (c) Exhibits

                  99.1 News Release dated November 9, 2005




                                   SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                  WHITNEY HOLDING CORPORATION


                                                 By: /s/Thomas L. Callicutt, Jr.
                                                    ----------------------------
                                                    Thomas L. Callicutt, Jr.
                                                    Executive Vice President
                                                    and Chief Financial Officer

                                                     Date:   November 9, 2005
                                                          ----------------------

                                 EXHIBIT INDEX

Exhibit
Number                                                  Description
----------                                  ------------------------------------
99.1                                        News Release dated November 9, 2005

Exhibit 99.1

                                 [WHITNEY LOGO]

                           WHITNEY HOLDING CORPORATION
                             228 ST. CHARLES AVENUE
                              NEW ORLEANS, LA 70130
                               www.whitneybank.com

                                  NEWS RELEASE

CONTACT: Thomas L. Callicutt, Jr.                         FOR IMMEDIATE RELEASE
         713/951-7143                                     November 9, 2005

            WHITNEY'S THIRD QUARTER 2005 EARNINGS IMPACTED BY STORMS

         New Orleans, Louisiana. Whitney Holding Corporation (NASDAQ--WTNY) earned $9.1 million for the quarter ended September 30, 2005, compared with net income of $22.1 million reported for the third quarter of 2004. Per share earnings were $.15 per basic share and $.14 per diluted share for 2005's third quarter compared to $.36 and $.35, respectively, for the year-earlier period. The current period's earnings were impacted by two strong hurricanes that affected portions of Whitney's service area in August and September of 2005.
         Year-to-date earnings of $67.2 million in 2005 were 4% below results for the comparable period in 2004. On a per-share basis, earnings were $1.09 per basic share and $1.07 per diluted share year to date in 2005. These were 5% and 6%, respectively, below 2004's per share earnings. All share and per share data in this quarterly report reflect the three-for-two split of Whitney's common stock that was effective May 25, 2005.
         In late August, Hurricane Katrina hit the greater New Orleans area and the Mississippi gulf coast, with lesser impacts on coastal Alabama and the western panhandle of Florida. Hurricane Rita made landfall toward the end of September across the coastal area at the border of Texas and Louisiana, with a major impact on southwest Louisiana, including the Lake Charles area. The following two paragraphs summarize the more significant financial repercussions of these natural disasters for the Company and on its major subsidiary, Whitney National Bank (the Bank). These matters are discussed in more detail and depth in the Company's quarterly report on Form 10-Q that was filed today with the Securities and Exchange Commission.

                                    - MORE -

         At September 30, 2005, management had increased the allowance for loan losses to $91 million compared to $54 million at year-end 2004, and recorded a $34 million provision for loan losses for the third quarter of 2005. These amounts incorporate management's best estimate, based on available information, of inherent losses as a result of the impact of the recent storms. As management acquires additional information on overall economic prospects in the affected areas together with loan officers' further assessments of individual borrowers, the loss estimate will be revised as needed.
         The Bank implemented its disaster response plan as the first storm approached the coast. To operate in disaster response mode, the Bank incurred expenses for, among other things, the use of a pre-designated back-up main data processing center, the lease of temporary equipment and facilities, lodging and other expenses for relocated personnel, and emergency communications with customers regarding the status of Bank operations. Over time, the Bank relocated over 600 of its New Orleans-based staff to maintain operations. Also, a number of the Bank's facilities and their contents were damaged by the storms. Whitney maintains insurance for both casualty losses and its disaster response costs, as well as for certain revenue lost through business interruption. Management believes that recovery of the costs incurred and asset impairments identified as of September 30, 2005 is probable, subject to specified deductibles. Third quarter noninterest expense included a $1.1 million pre-tax charge to reflect the deductibles. Management also believes that insurance will cover substantially all future relocation costs, and there is the possibility that some gains will be recognized with respect to casualty claims in future periods.

         Selected third quarter highlights follow:

         o Whitney's net interest income (TE) for the third quarter of 2005 increased $17.4 million, or 21%, compared to the third quarter of 2004, driven by both the 12% increase in average earning assets and a wider net interest margin. The net interest margin (TE) was 4.83% for the third quarter of 2005, up 37 basis points from the year-earlier period.
         o Average total loans for the quarter, including loans held for sale, were up 22% compared to the third quarter of 2004, with approximately 10% coming from the Destin Bank acquisition in April 2005 and the Madison Bank acquisition in August 2004. Average investment securities decreased 15% from the third quarter of 2004 to 2005's third quarter, with proceeds supporting loan growth.

                                    - MORE -

              Average earning assets for the quarter were up a net 12% compared to the third quarter of 2004. Most of the net growth in earning assets compared to the third quarter of 2004 was funded by 12% growth in average deposits, approximately half of which was related to acquisitions.
         o Whitney provided $34 million for loan losses in the third quarter of 2005, mostly reflecting management's initial estimate of the impact of the recent storms. There had been no provision in the third quarter of 2004. Net-charge offs totaled $1.7 million in 2005's third quarter, compared to net charge-offs of $4.3 million in the third quarter of 2004. There was a $25 million net increase in total nonperforming loans from the end of 2005's second quarter, with approximately half from storm-impacted credits. The total of loans criticized through the internal credit risk classification process increased by $38 million during this period.
         o Noninterest income increased 1%, or $.3 million, from the third quarter of 2004. While improvements were noted in a number of income categories, reflecting both internal growth and contributions from acquired operations, revenue from service charges on deposit accounts in 2005's third quarter was down 17%, or $1.6 million, compared to the year-earlier period. The accumulation of deposit balances after the storms by customers from the areas most impacted served to reduce revenue from charges related to these deposit accounts. Another important factor was the earnings credit allowed against service charges on certain business deposit accounts that has grown with the rise in short-term market rates.
         o Noninterest expense in the third quarter of 2005 increased 5%, or $3.4 million, from 2004's third quarter. Incremental operating costs associated with Destin Bank and other banking operations acquired in August 2004 totaled approximately $3.0 million in the third quarter of 2005, and the amortization of intangibles acquired in these transactions added $.9 million to expense for the current year's period. Personnel expense increased 11%, or $4.1 million, in total, including approximately $1.7 million for the staff of acquired operations and an additional $.6 million for compensation earned under management incentive programs. As noted earlier, Whitney recognized storm-related expense of $1.1 million in the third quarter of 2005. Other noninterest expense in the third quarter of 2004 included $1.6 million related to a loss on abandoning a lease and

                                    - MORE -
              a $.6 casualty loss for storm damage in that period. The prior year's quarter also included $.5 million for system conversion services related to Madison Bank.
         o During the third quarter, Whitney repurchased the remaining 150,000 shares of its common stock authorized for repurchase under the program approved in October 2004.
         Whitney Holding Corporation, through its banking subsidiary Whitney National Bank, serves the five-state Gulf Coast region stretching from Houston, Texas; across southern Louisiana and the coastal region of Mississippi; to central and south Alabama; the panhandle of Florida; and the Tampa Bay metropolitan area of Florida.

                                      -----

                  This news release contains "forward-looking statements" within the meaning of section 27A of the Securities Act of 1933, as amended, and section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements provide projections of results of operations or of financial condition or state other forward-looking information, such as expectations about future conditions and descriptions of future plans and strategies.
                  There is pervasive uncertainty surrounding the future economic conditions that will emerge in the portions of Whitney's service area that were impacted by the two hurricanes. As a result, management's estimates of the financial impact of these disasters on Whitney are subject to a greater degree of possible imprecision than is inherent in other forward-looking statements. The more significant estimates relate to credit quality and the allowance for loan losses and to the casualty, repair and disaster response costs and the related insurance coverages.
                  Although Whitney believes that the expectations reflected in forward-looking statements are based on reasonable assumptions, actual results and performance could differ materially from those set forth in the forward-looking statements. Factors that could cause actual results to differ from those expressed in the Company's forward-looking statements include, but are not limited to the actual pace and magnitude of economic recovery in the regions impacted by the two hurricanes that affected portions of Whitney's service area during the third quarter of 2005 compared to management's current views on recovery.
                  Whitney does not intend, and undertakes no obligation, to update or revise any forward-looking statements, whether as a result of differences in actual results, changes in assumptions or changes in other factors affecting such statements.

                                    - MORE -

                                            WHITNEY HOLDING CORPORATION AND SUBSIDIARIES
------------------------------------------------------------------------------------------------------------------------------
                                                       FINANCIAL HIGHLIGHTS
------------------------------------------------------------------------------------------------------------------------------
                                                                   Third            Third               Nine Months Ended
                                                                  Quarter          Quarter                September 30
(dollars in thousands, except per share data)                       2005             2004              2005            2004
---------------------------------------------------------  ---------------------------------  --------------------------------
INCOME DATA
     Net interest income                                         $  97,685       $  80,186         $ 280,673       $ 233,735
     Net interest income (tax-equivalent)                           99,116          81,725           285,072         238,265
     Provision for loan losses                                      34,000               -            37,000               -
     Noninterest income                                             20,305          20,053            63,907          62,351
        Net securities gains in noninterest income                       -              68                68              68
     Noninterest expense                                            71,678          68,261           210,321         194,559
     Net income                                                      9,123          22,078            67,200          70,139
---------------------------------------------------------  ---------------------------------  --------------------------------

---------------------------------------------------------  ---------------------------------  --------------------------------
AVERAGE BALANCE SHEET DATA
     Loans                                                      $6,332,291     $ 5,231,828       $ 6,011,389     $ 5,069,875
     Investment securities                                       1,752,317       2,052,769         1,892,291       2,148,849
     Earning assets                                              8,158,377       7,309,316         7,955,598       7,246,325
     Total assets                                                8,999,177       7,882,497         8,688,833       7,795,897
     Deposits                                                    7,229,462       6,440,765         6,971,880       6,270,394
     Shareholders' equity                                          966,771         882,744           929,561         866,804
---------------------------------------------------------  ---------------------------------  --------------------------------

---------------------------------------------------------  ---------------------------------  --------------------------------
PER SHARE DATA
     Earnings per share
        Basic                                                     $    .15        $    .36          $   1.09        $   1.15
        Diluted                                                        .14             .35              1.07            1.14
     Cash dividends per share                                     $    .25        $    .22          $    .73        $    .66
     Book value per share, end of period                          $  14.94        $  14.61          $  14.94        $  14.61
     Trading data
        High sales price                                          $  33.69        $  30.12          $  33.69        $  30.12
        Low sales price                                              26.60           26.60             26.60           26.35
        End-of-period closing price                                  27.04           28.00             27.04           28.00
        Trading volume                                          18,314,726       7,243,113        34,258,321      17,468,834
---------------------------------------------------------  ---------------------------------  --------------------------------

---------------------------------------------------------  ---------------------------------  --------------------------------
RATIOS
     Return on average assets                                          .40%           1.11%             1.03%           1.20%
     Return on average shareholders' equity                           3.74            9.95              9.67           10.81
     Net interest margin                                              4.83            4.46              4.79            4.39
     Dividend payout ratio                                          173.41           62.74             68.21           58.04
     Average loans as a percentage of average deposits               87.59           81.23             86.22           80.85
     Efficiency ratio                                                60.02           67.11             60.28           64.73
     Allowance for loan losses as a percentage of
        loans, at end of period                                       1.41            1.02              1.41            1.02
     Nonperforming assets as a percentage of loans plus
        foreclosed assets and surplus property, at end of period       .69             .53               .69             .53
     Average shareholders' equity as a percentage
        of average total assets                                      10.74           11.20             10.70           11.12
     Leverage ratio, at end of period                                 8.45           10.05              8.45           10.05
---------------------------------------------------------  ---------------------------------  --------------------------------
Tax-equivalent (TE) amounts are calculated using a federal income tax rate of 35%.
The efficiency ratio is noninterest expense to total net interest (TE) and noninterest income (excluding securities gains and losses).

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
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                                         WHITNEY HOLDING CORPORATION AND SUBSIDIARIES
------------------------------------------------------------------------------------------------------------------------------
                                          DAILY AVERAGE CONSOLIDATED BALANCE SHEETS
------------------------------------------------------------------------------------------------------------------------------
                                                                   Third           Third                Nine Months Ended
                                                                  Quarter         Quarter                  September 30
(dollars in thousands)                                              2005           2004                2005           2004
--------------------------------------------------------------------------------------------   -------------------------------
               ASSETS
-------------------------------------------------------------
EARNING ASSETS
  Loans                                                          $6,332,291      $5,231,828        $6,011,389      $5,069,875
  Investment securities
     Securities available for sale                                1,523,348       1,827,896         1,664,662       1,934,928
     Securities held to maturity                                    228,969         224,873           227,629         213,921
                                                             -------------------------------   -------------------------------
        Total investment securities                               1,752,317       2,052,769         1,892,291       2,148,849
                                                             -------------------------------   -------------------------------
  Federal funds sold and short-term investments                      17,803          11,714            20,190          14,168
  Loans held for sale                                                55,966          13,005            31,728          13,433
                                                             -------------------------------   -------------------------------
        Total earning assets                                      8,158,377       7,309,316         7,955,598       7,246,325
--------------------------------------------------------------------------------------------   -------------------------------
NONEARNING ASSETS
  Goodwill and other intangible assets                              233,763         114,654           195,706          99,262
  Accrued interest receivable                                        38,994          29,475            35,465          29,602
  Other assets                                                      627,223         486,319           559,426         478,696
  Allowance for loan losses                                         (59,180)        (57,267)          (57,362)        (57,988)
--------------------------------------------------------------------------------------------   -------------------------------

        Total assets                                             $8,999,177      $7,882,497        $8,688,833      $7,795,897
--------------------------------------------------------------------------------------------   -------------------------------

--------------------------------------------------------------------------------------------   -------------------------------
             LIABILITIES
-------------------------------------------------------------
INTEREST-BEARING LIABILITIES
  Interest-bearing deposits
     NOW account deposits                                         $ 905,054       $ 811,827         $ 902,035       $ 799,175
     Money market investment deposits                             1,180,310       1,369,703         1,211,138       1,381,083
     Savings deposits                                               817,981         669,996           782,048         635,910
     Other time deposits                                            742,275         732,506           723,717         730,597
     Time deposits $100,000 and over                              1,186,506         862,454         1,087,374         784,451
                                                             -------------------------------   -------------------------------
        Total interest-bearing deposits                           4,832,126       4,446,486         4,706,312       4,331,216
                                                             -------------------------------   -------------------------------

  Short-term and other borrowings                                   723,929         498,613           713,571         602,065
                                                             -------------------------------   -------------------------------
        Total interest-bearing liabilities                        5,556,055       4,945,099         5,419,883       4,933,281
--------------------------------------------------------------------------------------------   -------------------------------
NONINTEREST-BEARING LIABILITIES
  Noninterest-bearing deposits                                    2,397,336       1,994,279         2,265,568       1,939,178
  Accrued interest payable                                            9,260           5,573             7,614           5,125
  Other liabilities                                                  69,755          54,802            66,207          51,509
                                                             -------------------------------   -------------------------------
        Total liabilities                                         8,032,406       6,999,753         7,759,272       6,929,093
--------------------------------------------------------------------------------------------   -------------------------------
        SHAREHOLDERS' EQUITY                                        966,771         882,744           929,561         866,804
--------------------------------------------------------------------------------------------   -------------------------------

        Total liabilities and shareholders' equity               $8,999,177      $7,882,497        $8,688,833      $7,795,897
--------------------------------------------------------------------------------------------   -------------------------------

--------------------------------------------------------------------------------------------   -------------------------------
EARNING ASSETS LESS
    INTEREST-BEARING LIABILITIES                                 $2,602,322      $2,364,217        $2,535,715      $2,313,044
--------------------------------------------------------------------------------------------   -------------------------------



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                                        WHITNEY HOLDING CORPORATION AND SUBSIDIARIES
----------------------------------------------------------------------------------------------------------------------------
                                                CONSOLIDATED BALANCE SHEETS
----------------------------------------------------------------------------------------------------------------------------
                                                                             September 30      December 31      September 30
(dollars in thousands)                                                          2005               2004             2004
----------------------------------------------------------------------------------------------------------------------------
              ASSETS
---------------------------------------------------------------------
  Cash and due from financial institutions                                  $  717,629         $  213,751        $  249,327
  Federal funds sold and short-term investments                                  8,209             22,424            26,904
  Loans held for sale                                                           58,135              8,796            13,838
  Investment securities
     Securities available for sale                                           1,490,091          1,763,774         1,816,276
     Securities held to maturity                                               228,935            227,470           226,339
                                                                     -------------------------------------------------------
        Total investment securities                                          1,719,026          1,991,244         2,042,615
  Loans                                                                      6,462,623          5,626,276         5,380,023
     Allowance for loan losses                                                 (90,946)           (54,345)          (54,611)
                                                                     -------------------------------------------------------
        Net loans                                                            6,371,677          5,571,931         5,325,412
                                                                     -------------------------------------------------------
  Bank premises and equipment                                                  154,443            156,602           156,122
  Goodwill                                                                     204,089            115,771           115,742
  Other intangible assets                                                       28,559             24,240            25,871
  Accrued interest receivable                                                   46,290             28,985            28,978
  Other assets                                                                 123,196             88,880            87,231
----------------------------------------------------------------------------------------------------------------------------
        Total assets                                                        $9,431,253         $8,222,624        $8,072,040
----------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------
           LIABILITIES
---------------------------------------------------------------------
  Noninterest-bearing demand deposits                                       $2,668,493         $2,111,703        $2,008,634
  Interest-bearing deposits                                                  4,810,428          4,500,904         4,482,174
                                                                     -------------------------------------------------------
        Total deposits                                                       7,478,921          6,612,607         6,490,808
                                                                     -------------------------------------------------------

  Short-term and other borrowings                                              904,198            634,259           588,731
  Accrued interest payable                                                       8,292              5,032             4,833
  Other liabilities                                                             94,613             65,961            67,669
                                                                     -------------------------------------------------------
        Total liabilities                                                    8,486,024          7,317,859         7,152,041
----------------------------------------------------------------------------------------------------------------------------
       SHAREHOLDERS' EQUITY
---------------------------------------------------------------------
  Common stock, no par value                                                     2,800              2,800             2,800
  Capital surplus                                                              260,702            250,793           244,609
  Retained earnings                                                            719,341            697,977           685,624
  Accumulated other comprehensive income                                       (14,329)            (2,963)              231
  Treasury stock at cost                                                       (10,626)           (31,475)             (159)
  Unearned restricted stock compensation                                       (12,659)           (12,367)          (13,106)
                                                                     -------------------------------------------------------
        Total shareholders' equity                                             945,229            904,765           919,999
----------------------------------------------------------------------------------------------------------------------------
        Total liabilities and shareholders' equity                          $9,431,253         $8,222,624        $8,072,040
----------------------------------------------------------------------------------------------------------------------------
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                                         WHITNEY HOLDING CORPORATION AND SUBSIDIARIES
------------------------------------------------------------------------------------------------------------------------------
                                              CONSOLIDATED STATEMENTS OF INCOME
------------------------------------------------------------------------------------------------------------------------------
                                                                Third            Third                 Nine Months Ended
                                                               Quarter          Quarter                   September 30
(dollars in thousands, except per share data)                    2005             2004               2005              2004
-----------------------------------------------------------------------------------------  -----------------------------------
INTEREST INCOME
  Interest and fees on loans                                  $ 103,152         $ 69,025          $ 279,063         $ 195,600
  Interest and dividends on investments                          17,595           21,406             57,583            66,960
  Interest on federal funds sold and
     short-term investments                                         163               41                456               117
-----------------------------------------------------------------------------------------  -----------------------------------
    Total interest income                                       120,910           90,472            337,102           262,677
-----------------------------------------------------------------------------------------  -----------------------------------
INTEREST EXPENSE
  Interest on deposits                                           17,949            9,029             43,752            25,059
  Interest on short-term and other borrowings                     5,276            1,257             12,677             3,883
-----------------------------------------------------------------------------------------  -----------------------------------
    Total interest expense                                       23,225           10,286             56,429            28,942
-----------------------------------------------------------------------------------------  -----------------------------------
NET INTEREST INCOME                                              97,685           80,186            280,673           233,735
PROVISION FOR LOAN LOSSES                                        34,000                -             37,000                 -
-----------------------------------------------------------------------------------------  -----------------------------------
NET INTEREST INCOME AFTER PROVISION
  FOR LOAN LOSSES                                                63,685           80,186            243,673           233,735
-----------------------------------------------------------------------------------------  -----------------------------------
NONINTEREST INCOME
  Service charges on deposit accounts                             7,805            9,392             24,396            28,160
  Bank card fees                                                  2,861            2,555              8,502             7,559
  Trust service fees                                              2,318            2,204              7,126             6,696
  Secondary mortgage market operations                            1,274            1,136              3,609             3,785
  Other noninterest income                                        6,047            4,698             20,206            16,083
  Securities transactions                                             -               68                 68                68
-----------------------------------------------------------------------------------------  -----------------------------------
    Total noninterest income                                     20,305           20,053             63,907            62,351
-----------------------------------------------------------------------------------------  -----------------------------------
NONINTEREST EXPENSE
  Employee compensation                                          33,302           30,174             97,947            88,586
  Employee benefits                                               8,110            7,167             24,817            22,360
                                                        ---------------------------------  -----------------------------------
    Total personnel                                              41,412           37,341            122,764           110,946
  Net occupancy                                                   6,026            5,331             16,820            15,079
  Equipment and data processing                                   4,387            4,468             13,267            13,086
  Telecommunication and postage                                   2,250            2,216              6,576             6,722
  Corporate value and franchise taxes                             1,951            1,919              5,856             5,764
  Legal and other professional services                           1,353            2,106              4,734             4,362
  Amortization of intangibles                                     2,290            1,448              6,006             4,026
  Other noninterest expense                                      12,009           13,432             34,298            34,574
-----------------------------------------------------------------------------------------  -----------------------------------
    Total noninterest expense                                    71,678           68,261            210,321           194,559
-----------------------------------------------------------------------------------------  -----------------------------------
INCOME BEFORE INCOME TAXES                                       12,312           31,978             97,259           101,527
INCOME TAX EXPENSE                                                3,189            9,900             30,059            31,388
-----------------------------------------------------------------------------------------  -----------------------------------

NET INCOME                                                      $ 9,123         $ 22,078           $ 67,200          $ 70,139
-----------------------------------------------------------------------------------------  -----------------------------------

-----------------------------------------------------------------------------------------  -----------------------------------
EARNINGS PER SHARE
  Basic                                                           $ .15            $ .36             $ 1.09            $ 1.15
  Diluted                                                           .14              .35               1.07              1.14
-----------------------------------------------------------------------------------------  -----------------------------------

-----------------------------------------------------------------------------------------  -----------------------------------

WEIGHTED-AVERAGE SHARES OUTSTANDING
  Basic                                                      62,699,332       61,454,091         61,764,918        60,735,549
  Diluted                                                    63,579,123       62,326,536         62,757,756        61,697,742
------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------  -----------------------------------
CASH DIVIDENDS PER SHARE                                          $ .25            $ .22              $ .73             $ .66
-----------------------------------------------------------------------------------------  -----------------------------------
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                                      WHITNEY HOLDING CORPORATION AND SUBSIDIARIES
-------------------------------------------------------------------------------------------------------------------------------
                                      SUMMARY OF INTEREST RATES (TAX-EQUIVALENT)*
-------------------------------------------------------------------------------------------------------------------------------
                                                                 Third       Second       Third            Nine Months Ended
                                                                Quarter      Quarter     Quarter             September 30
                                                                 2005         2005        2004             2005         2004
--------------------------------------------------------------------------------------------------   --------------------------
                      EARNING ASSETS
------------------------------------------------------------
     Loans**                                                     6.42%        6.17%       5.25%           6.18%        5.15%
     Investment securities                                       4.29         4.30        4.44            4.33         4.40
     Federal funds sold and short-term investments               3.61         2.97        1.39            3.02         1.10
                                                            --------------------------------------   --------------------------
             Total interest-earning assets                       5.96%        5.71%       5.01%           5.74%        4.92%
                                                            --------------------------------------   --------------------------

--------------------------------------------------------------------------------------------------   --------------------------
              INTEREST-BEARING LIABILITIES
------------------------------------------------------------

     Interest-bearing deposits
         NOW account deposits                                     .56%         .52%        .38%            .51%         .36%
         Money market investment deposits                        1.08          .98         .66             .93          .66
         Savings deposits                                         .84          .61         .37             .64          .32
         Other time deposits                                     1.87         1.64        1.32            1.64         1.31
         Time deposits $100,000 and over                         2.74         2.35        1.35            2.37         1.26
                                                            --------------------------------------   --------------------------
             Total interest-bearing deposits                     1.47         1.26         .81            1.24          .77
                                                            --------------------------------------   --------------------------


     Short-term and other borrowings                             2.89         2.35        1.00            2.38          .86
                                                            --------------------------------------   --------------------------
             Total interest-bearing liabilities                  1.66%        1.41%        .83%           1.39%         .78%
                                                            --------------------------------------   --------------------------

--------------------------------------------------------------------------------------------------   --------------------------
          NET INTEREST SPREAD (tax-equivalent)
------------------------------------------------------------
     Yield on earning assets less cost of interest-
         bearing liabilities                                     4.30%        4.30%       4.18%           4.35%        4.14%
                                                            --------------------------------------   --------------------------

--------------------------------------------------------------------------------------------------   --------------------------
          NET INTEREST MARGIN (tax-equivalent)
------------------------------------------------------------
     Net interest income (tax-equivalent) as a
         percentage of average earning assets                    4.83%        4.75%       4.46%           4.79%        4.39%
                                                            --------------------------------------   --------------------------

--------------------------------------------------------------------------------------------------   --------------------------
                      COST OF FUNDS
------------------------------------------------------------
     Interest expense as a percentage of average interest-
         bearing liabilities plus interest-free funds            1.13%         .96%        .55%            .95%         .53%
--------------------------------------------------------------------------------------------------   --------------------------
   * Based on a 35% tax rate.
  ** Net of unearned income, before deducting the allowance for loan losses and including loans held for sale and loans accounted for on a nonaccrual basis.

                                    - MORE -

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                                      WHITNEY HOLDING CORPORATION AND SUBSIDIARIES
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                                                      LOAN QUALITY
---------------------------------------------------------------------------------------------------------------------------------
                                                                       Third           Third             Nine Months Ended
                                                                      Quarter         Quarter               September 30
(dollars in thousands)                                                 2005            2004             2005            2004
---------------------------------------------------------------------------------------------------------------------------------
                 ALLOWANCE FOR LOAN LOSSES
----------------------------------------------------------------
Allowance for loan losses at beginning of period                      $58,647         $56,447         $54,345         $59,475
Allowance of acquired banks                                                 -           2,461           3,648           2,461
Provision for loan losses                                              34,000               -          37,000               -
Loans charged off                                                      (2,850)         (5,316)         (8,839)        (10,809)
Recoveries on loans previously charged off                              1,149           1,019           4,792           3,484
                                                                -----------------------------------------------------------------
     Net loans charged off                                             (1,701)         (4,297)         (4,047)         (7,325)
                                                                -----------------------------------------------------------------
Allowance for loan losses at end of period                            $90,946         $54,611         $90,946         $54,611
                                                                -----------------------------------------------------------------

Annualized net charge-offs as a percentage
    of average loans                                                      .11 %           .33 %           .09 %           .19 %

Annualized gross charge-offs as a percentage of
    average loans                                                         .18 %           .41 %           .20 %           .28 %

Recoveries as a percentage of gross charge-offs                         40.32 %         19.17 %         54.21 %         32.23 %

Allowance for loan losses as a percentage of
    loans, at end of period                                              1.41 %          1.02 %          1.41 %          1.02 %
                                                                -----------------------------------------------------------------


                                                                -----------------------------------------------------------------
                                                                    September 30      June 30       December 31     September 30
                                                                        2005            2005            2004            2004
---------------------------------------------------------------------------------------------------------------------------------
                    NONPERFORMING ASSETS
----------------------------------------------------------------

Loans accounted for on a nonaccrual basis                             $43,763         $18,521         $23,597         $25,659
Restructured loans                                                         30              32              49              61
                                                                -----------------------------------------------------------------
     Total nonperforming loans                                         43,793          18,553          23,646          25,720
Foreclosed assets and surplus property                                    794           1,014           2,454           2,950
                                                                -----------------------------------------------------------------
     Total nonperforming assets                                       $44,587         $19,567         $26,100         $28,670
                                                                -----------------------------------------------------------------

Nonperforming assets as a percentage of loans plus
    foreclosed assets and surplus property, at end of period              .69 %           .31 %           .46 %           .53 %

Allowance for loan losses as a percentage of
    nonaccruing loans, at end of period                                   208 %           317 %           230 %           213 %

Allowance for loan losses as a percentage of
    nonperforming loans, at end of period                                 208 %           316 %           230 %           212 %

Loans 90 days past due still accruing                                  $5,358          $3,185          $3,533          $4,814

Loans 90 days past due still accruing as a
    percentage of loans, at end of period                                 .08 %           .05 %           .06 %           .09 %
---------------------------------------------------------------------------------------------------------------------------------


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